CARCO/DCMOT AUTO LOAN MASTER TRUST:  RECONCILIATION OF CASH FLOWS                                             CASH FLOWS PAGE 1 OF 2
COLLECTION PERIOD: JANUARY 1, 2003 THROUGH JANUARY 31, 2003
ACCRUAL PERIOD: JAN 15, 2003 THROUGH FEB 17, 2003
DISTRIBUTION DATE: FEB 18, 2003
                                                            TRUST                SERIES           SERIES          SERIES
                                                            TOTALS               1996-1           1998-1          1999-2
                                                      -------------------   --------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                           46,671,328.86 *      3,188,789.19     3,188,789.19    3,826,547.03
Principal Collections from Seller                                   0.00 *              0.00             0.00            0.00
Investment Income on Accounts                                  50,010.17            5,364.96         5,323.77        6,351.79
Balances in Principal Funding Accounts                              0.00                0.00             0.00            0.00
Balances in Reserve Fund Accounts                          15,228,500.00        1,750,000.00     1,750,000.00    2,100,000.00
Balances in Excess Funding Accounts                                 0.00                0.00             0.00            0.00
Balance in Yield Supplement Accounts                       17,404,000.00        2,000,000.00     2,000,000.00    2,400,000.00
Other Adjustments                                                   0.00                0.00             0.00            0.00
                                                      -------------------   --------------------------------------------------
                   TOTAL AVAILABLE                         79,353,839.03        6,944,154.15     6,944,112.96    8,332,898.82
                                                      ===================   ==================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders    10,036,091.66          710,694.44       684,722.22      850,000.00
Principal Due to Note/Certificateholders                            0.00                0.00             0.00            0.00
Principal to Funding Account                                        0.00                0.00             0.00            0.00
Move Funds to the Reserve Fund Accounts                    15,228,500.00        1,750,000.00     1,750,000.00    2,100,000.00
Move Funds to the Excess Funding Accounts                           0.00                0.00             0.00            0.00
Move Funds to the Yield Supplement Accounts                17,404,000.00        2,000,000.00     2,000,000.00    2,400,000.00
Yield Supplement  & Reserve Account to Seller                       0.00 *              0.00             0.00            0.00
Service Fees to Seller                                      6,373,086.08 *        416,666.67       416,666.67      500,000.00
Defaulted Amounts to Seller                                         0.00 *              0.00             0.00            0.00
Excess Collections to Seller                               30,312,161.29 *      2,066,793.04     2,092,724.07    2,482,898.82
Excess Funding Account Balance to Seller                            0.00 *              0.00             0.00            0.00
                                                      -------------------   --------------------------------------------------
                 TOTAL DISBURSEMENTS                       79,353,839.03        6,944,154.15     6,944,112.96    8,332,898.82
                                                      ===================   ==================================================
                        Proof                                       0.00                0.00             0.00            0.00
                                                      ===================   ==================================================

                                                         SERIES           SERIES           SERIES          SERIES
                                                         2000-A           2000-B           2000-C          2001-A
                                                      -----------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                        4,783,183.79      3,195,166.77    3,188,789.19    6,377,578.38
Principal Collections from Seller                               0.00              0.00            0.00            0.00
Investment Income on Accounts                               8,010.04          5,395.45        5,068.20       10,268.32
Balances in Principal Funding Accounts                          0.00              0.00            0.00            0.00
Balances in Reserve Fund Accounts                       2,625,000.00      1,753,500.00    1,750,000.00    3,500,000.00
Balances in Excess Funding Accounts                             0.00              0.00            0.00            0.00
Balance in Yield Supplement Accounts                    3,000,000.00      2,004,000.00    2,000,000.00    4,000,000.00
Other Adjustments                                               0.00              0.00            0.00            0.00
                                                      -----------------------------------------------------------------
                   TOTAL AVAILABLE                     10,416,193.83      6,958,062.22    6,943,857.39   13,887,846.71
                                                      =================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholder  1,041,250.00        686,091.67      680,000.00    1,355,277.78
Principal Due to Note/Certificateholders                        0.00              0.00            0.00            0.00
Principal to Funding Account                                    0.00              0.00            0.00            0.00
Move Funds to the Reserve Fund Accounts                 2,625,000.00      1,753,500.00    1,750,000.00    3,500,000.00
Move Funds to the Excess Funding Accounts                       0.00              0.00            0.00            0.00
Move Funds to the Yield Supplement Accounts             3,000,000.00      2,004,000.00    2,000,000.00    4,000,000.00
Yield Supplement  & Reserve Account to Seller                   0.00              0.00            0.00            0.00
Service Fees to Seller                                    625,000.00        417,500.00      416,666.67      833,333.33
Defaulted Amounts to Seller                                     0.00              0.00            0.00            0.00
Excess Collections to Seller                            3,124,943.83      2,096,970.55    2,097,190.72    4,199,235.59
Excess Funding Account Balance to Seller                        0.00              0.00            0.00            0.00
                                                      -----------------------------------------------------------------
                 TOTAL DISBURSEMENTS                   10,416,193.83      6,958,062.22    6,943,857.39   13,887,846.71
                                                      =================================================================
                        Proof                                   0.00              0.00            0.00            0.00
                                                      =================================================================

------------------------------------------------------
 * FUNDS TRANSFER TO/(FROM) BANK OF NEW YORK:
                                      (13,918.51)
------------------------------------------------------

TO: JOHN BOBKO/ROBERT GRUENFEL
    THE BANK OF NEW YORK
    (212) 815-4389/8325

FROM: PAUL GEKIERE
      DAIMLERCHRYSLER
      (248) 512-2758

                                                          CASH FLOWS PAGE 2 OF 2

      DCMOT              DCMOT
      2002-A            2002-B            OTHER
------------------------------------------------------
     12,614,990.21      6,307,495.10             0.00
              0.00              0.00
          2,818.43          1,409.21
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00             0.00
------------------------------------------------------
     12,617,808.64      6,308,904.32             0.00
======================================================


      2,701,111.11      1,326,944.44
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
              0.00              0.00
      1,831,501.83        915,750.92
              0.00              0.00
      8,085,195.70      4,066,208.96             0.00
              0.00              0.00
------------------------------------------------------
     12,617,808.64      6,308,904.32             0.00
======================================================
              0.00              0.00             0.00
======================================================
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
               Chrysler                                           $0.00
               Investment Income                              50,010.17
               Collection Account                         10,000,000.00 *
               Reserve & Yield Accounts                            0.00
               Balance in Excess Funding Account                   0.00
                                                         $10,050,010.17
     2. Distribute funds to:
               Series Note/Certificate Holders           $10,036,091.66
               Chrysler                                       13,918.51
               Trust Deposit Accounts                              0.00
                                                         $10,050,010.17
     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.